                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)


Filed by the Registrant                     / /

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to SS.240.14a-11(c) or SS.240.14a-12


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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (4) Date Filed:

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

                      THE EMERGING MARKETS INCOME FUND INC
                 7 World Trade Center  New York, New York 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                              November 15, 2000

To the Stockholders:


   The Annual Meeting of Stockholders (the "Meeting") of The Emerging Markets Income Fund Inc (the "Fund") will be held at 7 World Trade Center, Downtown Conference Center, New York, New York, on Tuesday, December 19, 2000, at 3:30 p.m., New York time, for the purposes of considering and voting upon:

      1. The election of directors (Proposal 1);

      2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending August 31, 2001 (Proposal 2);

      3. Any other business that may properly come before the meeting.

   The close of business on October 23, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.



                                   By Order of the Board of Directors,


                                   Christina T. Sydor
                                   Secretary




     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to in-dicate voting instructions on the enclosed proxy, date and sign it and re-turn it promptly in the envelope provided, no matter how large or how small your holdings may be.

                      Instructions for Signing Proxy Cards

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                            Registration                         Valid Signature
                            ------------                         ---------------

            Corporate Accounts

            (1) ABC Corp.................................       ABC Corp.
            (2) ABC Corp.................................       John Doe, Treasurer
            (3) ABC Corp. c/o John Doe, Treasurer........       John Doe
            (4) ABC Corp. Profit Sharing Plan............       John Doe, Trustee

            Trust Accounts

            (1) ABC Trust................................       Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee u/t/d 12/28/78......       Jane B. Doe

            Custodial or Estate Accounts

            (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
                UGMA...................................         John B. Smith
            (2) John B. Smith............................       John B. Smith, Jr., Executor

                      THE EMERGING MARKETS INCOME FUND INC

                7 World Trade Center,  New York, New York 10048



                                 PROXY STATEMENT

   This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Emerging Markets Income Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at 7 World Trade Center, Downtown Conference Center, New York, New York, on Tuesday, December 19, 2000 at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 15, 2000. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors and FOR Proposal 2. The close of business on October 23, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On October 23, 2000, there were 4,020,761 shares of the Fund's Common Stock outstanding.

   In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

   PIMCO Advisors LP ("PIMCO Advisors"), whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660, is the Fund's investment manager.

   Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.
                        Proposal 1: Election of Directors

   In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2003 Annual Meeting of Stockholders, or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class II Directors and the Class III Directors expire at the Annual Meetings of Stockholders in the years 2001 and 2002, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and each has previously been elected a director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

   The following table provides information concerning each nominee for election as a director of the Fund:


                                                                                                                    Common Stock
                                                                                                                Beneficially Owned,
                                                                                                                    Directly or
                                                                                                                   Indirectly, on
                                                                                             Director             August 31, 2000
              Nominees and Principal Occupations During the Past Five Years                    Since     Age         Shares (A)
        --------------------------------------------------------------------------           --------    ---     ------------------
Nominees to serve until the year 2003 Annual Meeting of Stockholders
Class I Directors
Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker Professor of Commercial        1994       62            200
   Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.
Riordan Roett, Member of Audit Committee; Professor and Director, Latin American Studies       1995       62            100
   Program, Paul H. Nitze School of Advanced Interna- tional Studies, Johns Hopkins
   University.

   The following table provides information concerning the remaining directors of the Fund:


                                                                                                                    Common Stock
                                                                                                                Beneficially Owned,
                                                                                                                    Directly or
                                                                                                                   Indirectly, on
                                                                                             Director             August 31, 2000
              Directors and Principal Occupations During the Past Five Years                   Since     Age         Shares (A)
        --------------------------------------------------------------------------           --------    ---     ------------------
Directors serving until the year 2001 Annual Meeting of Stockholders
Class II Directors
William D. Cvengros*, Co-Chairman; Chief Executive Officer of PocketVideo Corporation;         1997       51               0
   formerly Chief Executive Officer and President of PIMCO Advisors.
Charles F. Barber, Member of Audit Committee; Consultant; formerly, Chairman of the            1994       83           4,181
   Board, ASARCO Incorporated.
Directors serving until the year 2002 Annual Meeting of Stockholders
Class III Directors
Heath B. McLendon*, Co-Chairman; Managing Director, Salomon Smith Barney Inc. ("SSB"),         1998       67             181
   President and Director, SSB Citi Funds Management LLC ("SSB Citi") and Travelers
   Investment Adviser, Inc.
Leslie H. Gelb, Member of the Audit Committee; President, The Council on Foreign               1994       63               0
   Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page,
   The New York Times.

                                                       (Footnotes on next page)

(Footnotes from previous page)

-------

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

   Each of the nominees and directors also serve as a director of certain other registered investment companies, as described below. Mr. McLendon also serves as a director of ten other investment companies advised by SBAM, five other investment companies advised by both PIMCO Advisors and SBAM, forty-three investment companies managed and/or administered by SSB Citi, five investment companies advised by Travelers Investment Management Company, seven investment companies managed by Travelers Asset Management International Corporation and six investment companies managed by Citibank. Mr. Barber also serves as a director of ten other investment companies advised by SBAM, five other investment companies advised by both PIMCO Advisors and SBAM, two investment companies advised by Advantage Advisors, Inc. ("Advantage") and four investment companies advised by CIBC Oppenheimer Advisors, L.L.C. ("CIBC"), an affiliated company of Advantage. Messrs. Cvengros, Roett, Gelb and Salacuse are directors of five other investment companies advised by both PIMCO Advisors and SBAM. Messrs. Roett and Salacuse are also directors of four other investment companies advised by SBAM. Messrs. Salacuse and Gelb also serve as directors of two other investment companies advised by Advantage, and Mr. Salacuse serves as a director of one other investment company advised by PIMCO Advisors.

   At August 31, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 3,864,502 shares, equal to approximately 96% of the outstanding shares of the Fund's Common Stock.

   The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and McLendon, the present executive officers of the Fund are:

                                                                            Officer
     Name                       Office                            Age        Since
     ----                       ------                            ---       -------

     Stephen J. Treadway        President                         53          1997
     Peter J. Wilby             Executive Vice President          41          1994
     Thomas K. Flanagan         Executive Vice President          47          1994
     James E. Craige            Executive Vice President          33          1999
     Newton B. Schott, Jr.      Executive Vice President          58          1997
     Lewis E. Daidone           Executive Vice President          43          1998
                                  and Treasurer
     Christina T. Sydor         Secretary                         49          1998

   Mr. Treadway has also served as an Executive Vice President of PIMCO Advisors and as Chairman and President of PIMCO Funds Distributors LLC ("PFD") and its predecessor since May 1996. Prior to May 1996, Mr. Treadway was employed by SSB for more than 18 years, serving in various senior officer positions. Mr. Wilby has also been a Managing Director of SBAM and SSB since January 1996. Prior to January 1996, he was a Director of SBAM and SSB. Mr. Flanagan has also been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, Mr. Flanagan was a Director of SBAM and SSB since July 1991. Mr. Craige has also been a Managing Director of SBAM and SSB since December 1998. He was a Director of SBAM and SSB since January 1998 and a Vice President of SBAM and SSB since May 1992. Mr. Schott serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May, 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. Mr. Daidone has also been a Managing Director of SSB since 1990. He is a director and Senior Vice President of SSB Citi and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor is also a Managing Director of SSB. She is General Counsel of SSB Citi and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by SSB.

  The Fund's Audit Committee is composed entirely of directors who are not "interested persons" of either The Fund, PIMCO Advisors, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barber, Gelb, Salacuse, and Dr. Roett are members of the Audit Committee. The Audit Committee convened once during the fiscal year ended August 31, 2000. The principal functions of the Audit Committee are to: (i) recommend to the Board the appointment of the Fund's independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection; (iv) ensure that the independent accountants prepare and deliver annually a statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent accountants' independence; and (v) advise Fund management and the independent accountants that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000, a copy of which is attached to this Proxy Statement as Exhibit A. At this meeting, the Audit Committee also (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants, and discussed with PricewaterhouseCoopers its independence and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with PricewaterhouseCoopers.

   At its meeting scheduled for November 21, 2000, the Audit Committee will review and discuss the audited financial statements with Fund management and PricewaterhouseCoopers. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's Annual Report, the Audit Committee would have been notified by Fund management or PricewaterhouseCoopers. The Audit Committee received no such notifications.

   During the fiscal year ended August 31, 2000, the Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible with the exception of Mr. Cvengros. The Fund has no nominating or compensation committees.

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid to each director from the Fund for the fiscal year ended August 31, 2000 and the total compensation paid to each director for the calendar year ended December 31, 1999. Each of the directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 2000 by the Fund to Messrs. Cvengros and McLendon, who are "interested persons," as defined in the 1940 Act.


                                                      Aggregate                 Total Compensation
                                                    Compensation             from the Fund and Other
                                                    from the Fund             Funds Advised by SBAM
                                              for the fiscal year ended     and its affiliates for the
Name of Director                                   August 31, 2000         Calendar Year Ended 12/31/99
----------------                              -------------------------    ----------------------------
                                                                                 Directorships(A)
Charles F. Barber ........................             $7,100                     $135,100(16)*
Leslie H. Gelb.. .........................             $6,400                     $  26,400(6)0
Jeswald W. Salacuse ......................             $7,100                     $  80,300(10)
Dr. Riordan Roett ........................             $7,100                     $  64,600(10)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director. (*) In addition, Mr. Barber received $18,375 in deferred compensation from six investment companies advised by an affiliate of SBAM.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, PIMCO Advisors and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended August 31, 2000.

Required Vote

   Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

        Proposal 2: Ratification of Selection of Independent Accountants

   The Fund's Board of Directors has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending August 31, 2001. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at August 31, 2000 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

Required Vote

   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   Proposals to be Submitted by Stockholders

   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2001 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 18, 2001. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's Proxy Statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Emerging Markets Income Fund Inc, 7 World Trade Center, New York, New York 10048) during the period from September 20, 2001 to October 19, 2001.

                                Other Information

   The Fund's Annual Report containing financial statements for the fiscal year ended August 31, 2000, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         Expenses of Proxy Solicitation

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 Other Business

   The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

November 15, 2000

                                    EXHIBIT A
                             AUDIT COMMITTEE CHARTER

 I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Fund's accounting and financial reporting principles and policies and audit controls and procedures;

    2. in its oversight of the Fund's financial statements and the independent audit thereof;

    3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

    The function of the Audit Committee is oversight. The management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

    The outside auditors for the Fund are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

    The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Fund ("Statement as to Independence") which, in the auditor's professional judgment may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

 IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

      2. to review the fees charged by the outside auditors for audit and non-audit services;

      3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Fund's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

      4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

         o deficiencies noted in the audit in the design or operation of internal controls;

         o consideration of fraud in a financial statement audit;

         o detection of illegal acts;

         o the outside auditors' responsibility under generally accepted auditing standards;

         o significant accounting policies;

         o management judgments and accounting estimates;

         o adjustments arising from the audit;

         o the responsibility of the outside auditors for other information in documents containing audited financial statements;

         o disagreements with management;

         o consultation by management with other accountants;

         o major issues discussed with management prior to retention of the outside auditors;

         o difficulties encountered with management in performing the audit;

         o the outside auditors' judgments about the quality of the entity's accounting principles; and

         o reviews of interim financial information conducted by the outside auditors; and

   7. with respect to reporting and recommendations, to discuss with the Fund's General Counsel any significant legal matters may have a material effect on the financial statements, the Fund's compliance policies, including material notices to or inquiries received from governmental agencies;

   8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

   9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

  10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                      THE EMERGING MARKETS INCOME FUND INC
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

         The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone and Robert A. Vegliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, Downtown Conference Center, New York, New York on Tuesday, December 19, 2000, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR proposal 2.

Please refer to the Proxy Statement for a discussion of the Proposals.


                          (continued on reverse side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                      THE EMERGING MARKETS INCOME FUND INC

                               December 19, 2000



(Arrow Down)    Please Detach and Mail in the Envelope Provided     (Arrow Down)
--------------------------------------------------------------------------------

A /X/ Please mark your
      votes as in this
      example.


                  FOR Nominees       WITHHOLD Authority
                 listed at right        to vote for
                (except as marked      all nominees
                 to the contrary)     listed at right
1. ELECTION OF       / /                 / /              Nominees:  Riordan Roett
   DIRECTORS                                                         Jeswald W. Salacuse


INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) on the line below.

------------------------------------------------------

                                                          FOR      AGAINST      ABSTAIN
2. The ratification of the selection of                   / /        / /          / /
   PricewaterhouseCoopers LLP as the
   independent accountants of the Fund
   for the fiscal year ending August 31, 2001.


3. Any other business that may properly come before the meeting.


4. I will be attending the meeting.                       / /


Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


Please Sign, Date and Return the Proxy Promptly
Using the Enclosed Envelope.


Signature                                          Date                   , 2000
          -------------------------------------         ------------------


Signature                                          Date                   , 2000
          -------------------------------------         ------------------
                  IF JOINTLY HELD


NOTE: Please sign this proxy exactly as your name appears on this Proxy. If joint owners should EITHER may sign this Proxy. When signing as executor, administrator, trustee, or guardian, please give full title as such.